OPPENHEIMER EMERGING TECHNOLOGIES FUND
                     Supplement dated April 12, 2001 to the
                       Prospectus dated February 14, 2001

The Prospectus is changed as follows:

     1. The Prospectus supplement dated March 26, 2001 is withdrawn.

     2. The heading "Temporary Defensive Investments" on page 13 and the sentence following it has been deleted and replaced with the following:

         Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies.

3. The paragraph captioned "Portfolio Manager" under the section "How the Fund Is Managed" on page 14 is deleted and replaced with the following:

Portfolio Managers. The portfolio managers of the Fund are Bruce Bartlett and James F. Turner, II. They are the persons primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bartlett and Mr. Turner have been the Fund's portfolio managers since April 25, 2000 and March 26, 2001, respectively. Mr. Bartlett has been a Senior Vice President of the Manager since July 1999 and Vice President of the Fund since April 2000. He is also an officer and portfolio manager of other Oppenheimer funds. Prior to joining the Manager in 1995, Mr. Bartlett was a Vice President and Senior Portfolio Manager of First of America Investment Corporation.

         Mr. Turner has been a Vice President of the Manager since March 26, 2001 and a Vice President of the Fund since April 2001. From May 2000 through March 2001, he was a portfolio manager for Technology Crossover Ventures. From August 1999 through May 2000, he was an Assistant Vice President and Associate Portfolio Manager of the Manager and from October 1996 through August 1999, he was a securities analyst of the Manager. Prior to joining the Manager in 1996, he was a securities analyst with First of America Investment Corporation.

4. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly" in the paragraph "Class N Shares" under the heading "What Classes of Shares Does the Fund Offer?" on page 17:

         Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

     5. The following is added as the last paragraph under the heading entitled "How Can You Buy Class A Shares?" on page 19:

         Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans. That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

6. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly" in the first paragraph under the heading "How Can You Buy Class N Shares?" on page 22:

         Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

     7. The heading "Are There Limitations On Exchanges?" on page 30 is deleted and replaced with the following:

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

                  o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.

                 oThe  interests of the Fund's  long-term  shareholders  and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.

                 oThe  Fund  may  amend,   suspend  or  terminate  the  exchange
                  privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

                 oIf the  Transfer  Agent  cannot  exchange  all the  shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     8. The last two paragraphs of the section entitled "Shareholder Account Rules and Policies" on page 31 are deleted and replaced with the following:

          To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at
          1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

9. The first and last paragraphs of the section entitled "How to Get More Information" on the prospectus back cover are revised to read as follows:

         You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

         Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


April 12, 2001                                                        765PS007


                     OPPENHEIMER EMERGING TECHNOLOGIES FUND
                     Supplement dated April 12, 2001 to the
Statement of Additional Information dated February 14, 2001,Revised March 1,2001

The Statement of Additional Information is changed as follows:

     1. The Statement of Additional Information supplement dated March 26, 2001 is withdrawn.

     2. The following is added after the fourth paragraph of the section entitled "Trustees and Officers of the Fund" on page 24:

      James F. Turner, II, Vice President and Portfolio Manager, Age 33.
      Two World Trade Center, New York, New York 10048-0203
      Vice President and Portfolio Manager of the Manager since March 26, 2001; portfolio manager for Technology Crossover Ventures (May 2000 - March
      2001); Assistant Vice President and Associate Portfolio Manager of the Manager (August 1999 - May 2000); securities analyst for the Manager (October 1996 - August 1999); and a securities analyst with First of America Investment Company (May 1994 - October 1996).

April 12, 2001                                                      765PX003